UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund

Annual report 6 | 30 | 12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Multi-Cap Growth
Fund

Annual report
6 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A flexible approach to investing in growing companies

Long before most Americans could conceive of the Internet or interactive mobile devices small enough to fit in their pockets, Putnam Multi-Cap Growth Fund was seeking investment opportunities in emerging, cutting-edge U.S. companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, that could offer strong growth potential.

Introduced in 1990, the fund invests in stocks of companies that are believed to offer above-average growth potential. An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and companies.

In addition to large companies, the fund can invest in smaller companies that are in their emerging- or expansionary-growth phase, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Historically, the growth potential offered by stocks of growing companies comes with the risk of greater price fluctuations. Combining small-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

Supported by a team of dedicated research analysts, the fund’s portfolio manager uses his stock-picking expertise and multiple resources to identify opportunities and manage risk.

With opportunities continuing to emerge across industries and companies of all sizes, Putnam Multi-Cap Growth Fund will continue to focus on capturing growth potential for investors.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a simple, streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select from all companies within their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Rob, tell us about the investing environment for the 12 months ended June 30, 2012.

Shortly after the period began in July 2011, worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets. Debt problems in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling. Despite a dramatic recovery for the stock market this past fall, high levels of volatility continued through the close of 2011.

Stocks began this year with a solid rebound from their 2011 lows, and for the first three months of 2012, major stock market indexes posted their strongest first-quarter gains in over a decade. That rally was short-lived, however, and markets turned turbulent in the final three months of the fund’s fiscal year. Once again, issues such as the eurozone debt crisis and China’s economic slowdown became very destabilizing to investor confidence.

Did certain types of stocks fare better than others?

Throughout the period, the market fluctuated through so-called “risk-on” and “risk-off” cycles. When investors grew nervous about global macroeconomic issues, they fled any stocks perceived as risky — which are typically cyclical stocks, whose performance is closely tied to the overall economy. In these

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

risk-off periods, stocks in more defensive sectors perform better because they are perceived as safe havens. We also saw periods, such as the early months of 2012, in which investors were willing to take on more investment risk, and during those risk-on periods, cyclical stocks rebounded.

In terms of sectors, industrials stocks were among the top performers for the period overall. As economic data improved, the earnings of industrial companies also improved. Manufacturing activity picked up, particularly in areas where the recession had created pent-up demand, such as housing, automotive, and aerospace. Toward the close of the period, however, the performance in the industrials sector retreated.

Other strong-performing sectors for the period were utilities and consumer staples — defensive stocks that thrived during the risk-off periods when investors were seeking stability. These companies tend to have stable earnings, and many offer dividend-paying stocks, which are also important to many investors in today’s low-interest-rate environment.

The health-care and technology sectors delivered the weakest returns for the period. Health-care stocks struggled with uncertainty as the U.S. Supreme Court considered the constitutionality of the Patient Protection and Affordable Care Act. While uncertainty eased after the legislation was upheld, investors remain concerned about the potential for significant government spending cuts in health care.

The technology sector also posted weak returns for the period despite what we believe are many positive long-term growth trends. Global economic weakness has weighed on technology stocks, in large part because most technology purchases are discretionary. In challenging economic times, businesses and individuals tend to cut back on their technology spending, which has led to earnings disappointments across the sector.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The fund underperformed its benchmark for the period. What strategies or holdings held back fund returns?

The stock of Polycom illustrates the discretionary nature of technology spending. In the weak economic environment, as businesses spent less on technology, sales of products and services such as Polycom’s video conferencing struggled. Polycom specializes in hardware and software that allows people to meet face-to-face from different locations worldwide. While the company has benefited from increasing demand for technology that can boost productivity, its sales over the past year have not met expectations, and Polycom stock has underperformed. At the close of the period, the fund still held a position in Polycom, but we are monitoring it carefully to determine if the company’s business model will continue to be effective as video conferencing technology evolves.

Another detractor from performance was the stock of Alpha Natural Resources, a supplier and exporter of metallurgical coal, used to make steel, and thermal coal, used for electric utilities. The stock has been hurt by declines in the prices of both steel and natural gas. The weak economy and lower demand for steel has been a drag on Alpha Natural Resources’ metallurgic coal business, while plummeting natural gas prices have led many businesses to substitute natural gas for coal for electricity generation. Also, Alpha Natural Resources recently acquired another coal company, adding debt to its balance sheet at a time when coal industry fundamentals are deteriorating. By the close of the period, we had sold the fund’s position in Alpha Natural Resources, as we believed it presented an unacceptable level of risk.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/12. Short-term holdings are excluded. Holdings will vary over time.

Finally, the stock of Celanese, a specialty chemical company, dampened fund performance for the period. China’s slowing economy caused the stock to struggle in recent months. About 40% of Celanese’s revenues are from acetic acid, a chemical that is produced and sold in China. We believe that the company offers promising growth potential over the long term, and that its dependence on China will lessen over the next two to three years. As a result, we continued to hold Celanese in the portfolio at period-end.

Could you discuss some strategies or stocks that helped fund performance for the period?

Apple was the best-performing holding in the portfolio over the 12-month period, driven by the success of iconic products such as the iPhone and the iPad tablet, which command an impressive share of the market. Investors and consumers expect continued enhancements to existing Apple products, as well as exciting new offerings. The company excels in integrating hardware, software, and technology expertise with devices that hold great appeal for consumers, supported by a solid retail store distribution system. Apple also has great fundamentals, with an enormous amount of free cash and no debt. Despite its considerable advances, we believe Apple stock still offers compelling growth potential at an attractive price, and it remained in the portfolio at period-end.

Also positive for fund performance was our decision to avoid the stock of energy services company Halliburton, which declined sharply over the period. We hold other large energy companies in the portfolio, but we recognized that Halliburton had substantial exposure to the North American natural gas market, and we believed the company would be more vulnerable to declines in natural gas prices. As the price of natural gas fell to its lowest level in more than a decade, our strategy with Halliburton proved beneficial.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Dollar General, an operator of nearly 10,000 discount retail stores across the United States, was a performance highlight for the fund. This company has been right for the times — offering tremendous value in an environment of slow economic growth, relatively high unemployment, anemic income growth, and households whose budgets are under pressure. The company has taken market share from traditional retailers and has grown its sales in both new and existing stores. Dollar General has also benefited from investors’ recent preference for large, established, U.S.-centric companies that are less vulnerable to global economic issues such as the eurozone debt crisis and China’s slowdown.

How did the fund use derivatives during the period?

Derivatives are used to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash.

What is your outlook for the markets and the fund?

In the United States, we are moving through an important period, with the upcoming presidential election and the “fiscal cliff” — a series of tax increases that could occur together with federal budget spending cuts if Congress cannot reach agreement on a long-term plan.

Globally, markets are grappling with the ongoing challenges of the European debt crisis and the question of whether China’s economic slowdown will result in a hard or soft landing.

For investors, the more important question is how these issues will affect real economic activity, consumer confidence, employment, and earnings in markets around the world, including emerging markets, which are dependent on products and services from the United States and Europe.

Overall, I believe that policymakers have taken actions to lessen the likelihood of a deep recession or a financial system freeze in Europe. At the same time, we are seeing improvement in areas such as U.S. housing and job creation. Although corporate earnings growth has begun to decelerate from levels we saw earlier in the recovery, I believe the U.S. economy continues to strengthen, although at a frustratingly slow pace. We now expect the U.S. stock market to trade in a range until earnings reaccelerate and we see some longer-term, structural resolution for these global economic issues.

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.48%	10.18%	9.67%	9.67%	9.66%	9.66%	9.91%	9.73%	10.21%	10.71%

10 years	61.76	52.46	50.07	50.07	50.11	50.11	53.86	48.47	57.89	65.86
Annual average	4.93	4.31	4.14	4.14	4.15	4.15	4.40	4.03	4.67	5.19

5 years	–1.76	–7.40	–5.37	–7.26	–5.36	–5.36	–4.20	–7.56	–2.99	–0.52
Annual average	–0.35	–1.53	–1.10	–1.50	–1.10	–1.10	–0.85	–1.56	–0.61	–0.10

3 years	47.80	39.28	44.48	41.48	44.48	44.48	45.55	40.46	46.68	48.90
Annual average	13.91	11.68	13.05	12.26	13.05	13.05	13.33	11.99	13.62	14.19

1 year	–2.81	–8.40	–3.55	–8.37	–3.55	–4.51	–3.32	–6.71	–3.06	–2.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 6/30/12

		Lipper Multi-Cap Growth Funds
	Russell 3000 Growth Index	category average*

Annual average
(life of fund)	8.34%	9.50%

10 years	81.35	86.73
Annual average	6.13	6.25

5 years	14.77	5.71
Annual average	2.79	0.95

3 years	62.41	56.38
Annual average	17.55	15.94

1 year	5.05	–1.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/12, there were 504, 415, 362, 245, and 37 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,007 and $15,011, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,847 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,789 and $16,586, respectively.

Fund price and distribution information For the 12-month period ended 6/30/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$53.66	$56.93	$46.24	$49.07	$49.05	$50.83	$52.64	$56.14

6/30/12	52.15	55.33	44.60	47.33	47.42	49.14	51.03	54.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/11	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Annualized expense ratio for the six-month period
ended 6/30/12*†	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 6/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2012, to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.91	$9.78	$9.78	$8.49	$7.20	$4.62

Ending value (after expenses)	$1,084.60	$1,080.40	$1,080.30	$1,081.70	$1,083.20	$1,086.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2012, use the following calculation method. To find the value of your investment on January 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.72	$9.47	$9.47	$8.22	$6.97	$4.47

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,016.71	$1,017.95	$1,020.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and  Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the  SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s  Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 29, 2012, Putnam employees had approximately $330,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years  — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized returns. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 510, 427 and 347 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last  day  of the reporting period. Holdings are  organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Multi-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Multi-Cap Growth Fund (the “fund”) at June 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 8, 2012

The fund’s portfolio 6/30/12

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (3.6%)
Embraer SA ADR (Brazil)	592,600	$15,721,678

Honeywell International, Inc. S	695,200	38,819,968

Precision Castparts Corp.	251,961	41,445,065

United Technologies Corp.	217,500	16,427,775

		112,414,486
Air freight and logistics (1.1%)
FedEx Corp. S	365,000	33,437,650

		33,437,650
Airlines (0.2%)
Delta Air Lines, Inc. †	719,300	7,876,335

		7,876,335
Auto components (1.4%)
Allison Transmission Holdings, Inc. S	539,713	9,477,360

American Axle & Manufacturing Holdings, Inc. † S	1,470,177	15,422,157

Johnson Controls, Inc. S	722,000	20,006,620

		44,906,137
Automobiles (0.2%)
Tesla Motors, Inc. † S	166,900	5,222,301

		5,222,301
Beverages (2.0%)
Beam, Inc.	239,404	14,960,356

Coca-Cola Enterprises, Inc.	1,224,700	34,340,588

PepsiCo, Inc.	175,200	12,379,632

		61,680,576
Biotechnology (1.2%)
Affymax, Inc. † S	1,391,963	17,928,483

Cubist Pharmaceuticals, Inc. †	356,711	13,522,914

Dendreon Corp. † S	353,164	2,613,414

Human Genome Sciences, Inc. † S	222,958	2,927,439

		36,992,250
Building products (0.2%)
Owens Corning, Inc. †	271,900	7,760,026

		7,760,026
Capital markets (2.6%)
Apollo Global Management, LLC. Class A	393,316	4,877,118

Charles Schwab Corp. (The) S	1,764,200	22,811,106

Invesco, Ltd.	846,300	19,126,380

Raymond James Financial, Inc.	236,136	8,085,297

State Street Corp.	580,200	25,900,128

		80,800,029
Chemicals (4.1%)
Albemarle Corp.	260,500	15,536,220

Celanese Corp. Ser. A	941,599	32,598,157

FMC Corp.	302,800	16,193,744

GSE Holding, Inc. †	896,457	9,475,550

LyondellBasell Industries NV Class A (Netherlands)	477,727	19,238,066

Monsanto Co.	298,100	24,676,718

Tronox, Ltd. Class A † S	87,300	10,538,856

		128,257,311

COMMON STOCKS (97.7%)* cont.	Shares	Value

Commercial banks (0.4%)
Wells Fargo & Co.	409,407	$13,690,570

		13,690,570
Communications equipment (3.3%)
ADTRAN, Inc. S	215,900	6,518,021

Cisco Systems, Inc.	837,055	14,372,234

F5 Networks, Inc. †	76,500	7,616,340

Polycom, Inc. †	1,423,598	14,976,251

Qualcomm, Inc.	1,082,335	60,264,413

		103,747,259
Computers and peripherals (10.3%)
Apple, Inc. †	443,676	259,106,784

EMC Corp. †	1,074,500	27,539,435

NetApp, Inc. †	458,900	14,602,198

SanDisk Corp. † S	599,612	21,873,846

		323,122,263
Distributors (0.4%)
LKQ Corp. †	379,625	12,679,475

		12,679,475
Diversified financial services (0.8%)
Citigroup, Inc.	601,400	16,484,374

CME Group, Inc.	33,700	9,035,307

		25,519,681
Diversified telecommunication services (0.3%)
Iridium Communications, Inc. † S	1,032,606	9,252,150

		9,252,150
Electrical equipment (1.2%)
AMETEK, Inc.	187,200	9,343,152

GrafTech International, Ltd. † S	981,700	9,473,405

Hubbell, Inc. Class B	240,700	18,760,158

		37,576,715
Electronic equipment, instruments, and components (0.7%)
TE Connectivity, Ltd. (Switzerland)	661,200	21,098,892

		21,098,892
Energy equipment and services (4.1%)
Cameron International Corp. †	704,100	30,072,111

Ensco PLC Class A (United Kingdom)	137,000	6,434,890

National Oilwell Varco, Inc.	370,900	23,900,796

Oil States International, Inc. †	496,392	32,861,150

Schlumberger, Ltd.	533,600	34,635,976

		127,904,923
Food products (1.8%)
DE Master Blenders 1753 NV (Netherlands) †	835,500	9,420,762

Hershey Co. (The)	281,400	20,269,242

Hillshire Brands Co.	167,100	4,844,229

Mead Johnson Nutrition Co.	178,300	14,354,933

Post Holdings, Inc. †	295,586	9,089,270

		57,978,436
Health-care equipment and supplies (4.2%)
Baxter International, Inc.	828,358	44,027,228

Covidien PLC (Ireland)	748,000	40,018,000

COMMON STOCKS (97.7%)* cont.	Shares	Value

Health-care equipment and supplies cont.
OraSure Technologies, Inc. † S	1,057,000	$11,880,680

St. Jude Medical, Inc.	363,100	14,491,321

Stryker Corp. S	407,000	22,425,700

		132,842,929
Health-care providers and services (3.0%)
Aetna, Inc.	841,400	32,621,078

CIGNA Corp.	318,285	14,004,540

Express Scripts Holding Co. †	500,700	27,954,081

HealthSouth Corp. †	862,291	20,056,889

		94,636,588
Health-care technology (0.6%)
SXC Health Solutions Corp. (Canada) † S	198,162	19,659,652

		19,659,652
Hotels, restaurants, and leisure (2.5%)
Las Vegas Sands Corp.	504,555	21,943,097

McDonald’s Corp.	140,900	12,473,877

Starbucks Corp.	535,700	28,563,524

Wyndham Worldwide Corp.	282,869	14,918,511

		77,899,009
Household durables (0.2%)
Newell Rubbermaid, Inc.	338,200	6,134,948

		6,134,948
Household products (0.8%)
Colgate-Palmolive Co. S	239,400	24,921,540

		24,921,540
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	1,755,700	22,525,631

		22,525,631
Industrial conglomerates (1.3%)
General Electric Co.	822,000	17,130,480

Tyco International, Ltd.	433,600	22,915,760

		40,046,240
Insurance (1.0%)
Aflac, Inc.	275,300	11,725,027

Aon PLC (United Kingdom)	411,100	19,231,258

		30,956,285
Internet and catalog retail (3.1%)
Amazon.com, Inc. †	154,800	35,348,580

HomeAway, Inc. † S	390,700	8,493,818

HSN, Inc.	295,400	11,919,390

Priceline.com, Inc. †	60,890	40,462,623

		96,224,411
Internet software and services (3.1%)
Baidu, Inc. ADR (China) †	216,387	24,880,177

eBay, Inc. †	709,000	29,785,090

Google, Inc. Class A †	76,376	44,303,426

		98,968,693
IT Services (2.1%)
Accenture PLC Class A S	134,200	8,064,078

Cognizant Technology Solutions Corp. †	209,400	12,564,000

Total Systems Services, Inc.	695,200	16,636,136

Visa, Inc. Class A S	225,000	27,816,750

		65,080,964

COMMON STOCKS (97.7%)* cont.	Shares	Value

Life sciences tools and services (2.0%)
Agilent Technologies, Inc.	469,800	$18,434,952

Bruker Corp. †	1,193,671	15,887,761

Thermo Fisher Scientific, Inc.	561,700	29,157,847

		63,480,560
Machinery (2.4%)
Cummins, Inc.	194,800	$18,878,068

Eaton Corp. S	499,646	19,800,971

Edwards Group, Ltd. ADR (United Kingdom) †	1,024,688	8,156,516

Timken Co.	617,930	28,295,015

		75,130,570
Media (2.6%)
Interpublic Group of Companies, Inc. (The)	2,479,400	26,901,490

News Corp. Class A	1,056,200	23,542,698

Time Warner, Inc. S	786,200	30,268,700

		80,712,888
Metals and mining (1.4%)
Carpenter Technology Corp.	176,900	8,462,896

Cliffs Natural Resources, Inc. S	269,298	13,273,698

Rio Tinto PLC (United Kingdom)	337,915	16,138,590

Walter Energy, Inc.	155,590	6,870,854

		44,746,038
Multiline retail (2.0%)
Dollar General Corp. †	756,091	41,123,789

Nordstrom, Inc.	428,771	21,305,631

		62,429,420
Oil, gas, and consumable fuels (3.5%)
Anadarko Petroleum Corp.	434,800	28,783,760

Cabot Oil & Gas Corp.	460,700	18,151,580

Cobalt International Energy, Inc. †	220,656	5,185,416

Hess Corp.	302,900	13,161,005

Linn Energy, LLC (Units)	321,318	12,242,216

Noble Energy, Inc.	377,600	32,028,032

		109,552,009
Personal products (0.2%)
Avon Products, Inc.	454,500	7,367,445

		7,367,445
Pharmaceuticals (2.7%)
Elan Corp. PLC ADR (Ireland) † S	1,163,584	16,976,691

Johnson & Johnson	261,900	17,693,964

Medicines Co. (The) †	559,400	12,832,636

Par Pharmaceutical Cos., Inc. †	155,302	5,612,614

Shire PLC ADR (Ireland)	146,700	12,673,413

Watson Pharmaceuticals, Inc. †	278,600	20,613,614

		86,402,932
Professional services (1.0%)
Nielsen Holdings NV †	595,700	15,619,254

Verisk Analytics, Inc. Class A †	301,000	14,827,260

		30,446,514
Real estate investment trusts (REITs) (0.3%)
American Tower Corp. Class A R	138,102	9,654,711

		9,654,711

COMMON STOCKS (97.7%)* cont.	Shares	Value

Real estate management and development (0.6%)
CBRE Group, Inc. Class A †	1,112,900	$18,207,044

		18,207,044
Road and rail (1.0%)
Hertz Global Holdings, Inc. † S	1,552,700	19,874,560

Swift Transportation Co. †	1,332,346	12,590,670

		32,465,230
Semiconductors and semiconductor equipment (3.3%)
Advanced Micro Devices, Inc. † S	3,730,612	21,376,407

Avago Technologies, Ltd. (Singapore)	528,600	18,976,740

Cymer, Inc. † S	115,011	6,779,898

First Solar, Inc. † S	423,700	6,380,922

Skyworks Solutions, Inc. †	423,515	11,591,606

Texas Instruments, Inc.	943,900	27,080,491

Xilinx, Inc.	341,100	11,450,727

		103,636,791
Software (6.0%)
Check Point Software Technologies, Ltd. (Israel) † S	305,800	15,164,622

Informatica Corp. †	115,800	4,905,288

Microsoft Corp.	1,216,963	37,226,898

Oracle Corp.	1,719,900	51,081,030

Red Hat, Inc. †	57,866	3,268,272

Salesforce.com, Inc. † S	231,296	31,978,985

SS&C Technologies Holdings, Inc. †	347,391	8,684,775

Synchronoss Technologies, Inc. † S	255,800	4,724,626

Synopsys, Inc. †	686,400	20,200,752

VMware, Inc. Class A †	140,250	12,768,360

		190,003,608
Specialty retail (2.4%)
AutoZone, Inc. †	40,500	14,870,385

Bed Bath & Beyond, Inc. †	305,887	18,903,817

Dick’s Sporting Goods, Inc.	347,800	16,694,400

TJX Cos., Inc. (The) S	576,044	24,729,569

		75,198,171
Textiles, apparel, and luxury goods (1.0%)
Coach, Inc.	311,300	18,204,824

PVH Corp.	157,551	12,255,892

		30,460,716
Tobacco (2.2%)
Lorillard, Inc. S	184,000	24,278,800

Philip Morris International, Inc.	510,600	44,554,956

		68,833,756
Trading companies and distributors (0.6%)
WESCO International, Inc. † S	324,467	18,673,076

		18,673,076

Total common stocks (cost $2,732,490,452)		$3,069,215,834

CONVERTIBLE PREFERRED STOCKS (0.3%)*			Shares	Value

Nielsen Holdings NV $3.125 cv. pfd.			90,851	$4,650,436

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00,
cost $10,451,238) (Private)† ‡ F			125,000	—

United Technologies Corp. $3.75 cv. pfd. †			116,257	6,125,581

Total convertible preferred stocks (cost $21,677,312)				$10,776,017

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	1,682,858	$521,686

Total warrants (cost $1,699,687)				$521,686

SHORT-TERM INVESTMENTS (7.2%)*		Principal amount/shares		Value

U.S. Treasury Bills with an effective yield of 0.199%,
March 7, 2013 #			$852,000	$851,047

U.S. Treasury Bills with an effective yield of 0.184%,
April 4, 2013 #			448,000	447,400

U.S. Treasury Bills with an effective yield of 0.141%,
February 7, 2013			70,000	69,932

U.S. Treasury Bills with effective yields ranging from 0.103%
to 0.124%, January 10, 2013			1,316,000	1,314,966

U.S. Treasury Bills with effective yields ranging from 0.084%
to 0.100%, October 18, 2012			1,351,000	1,350,574

U.S. Treasury Bills with effective yields ranging from 0.089%
to 0.097%, August 23, 2012			2,467,000	2,466,651

Putnam Cash Collateral Pool, LLC 0.22% [d]		182,456,580		182,456,580

Putnam Money Market Liquidity Fund 0.12% [e]		37,166,064		37,166,064

Total short-term investments (cost $226,123,301)				$226,123,214

TOTAL INVESTMENTS

Total investments (cost $2,981,990,752)				$3,306,636,751

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,142,961,707.

† Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,856,068 to cover certain derivatives contracts.

FUTURES CONTRACTS OUTSTANDING at 6/30/12

Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100 Index E-Mini (Long)	103	$5,376,085	Sep-12	$82,268

Russell 2000 Index Mini (Long)	17	1,352,180	Sep-12	34,536

S&P 500 Index (Long)	47	15,937,700	Sep-12	303,774

S&P Mid Cap 400 Index E-Mini (Long)	43	4,039,850	Sep-12	99,270

Total				$519,848

WRITTEN OPTIONS OUTSTANDING at 6/30/12 (premiums received $82,027)

	Contract	Expiration date/
	amount	strike price	Value

Facebook, Inc. (Put)	178,320	Jul-12/$21.00	$2,473

Total			$2,473

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$491,867,476	$—	$—

Consumer staples	211,360,991	9,420,762	—

Energy	237,456,932	—	—

Financials	178,828,320	—	—

Health care	434,014,911	—	—

Industrials	395,826,842	—	—

Information technology	905,658,470	—	—

Materials	156,864,759	16,138,590	—

Telecommunication services	9,252,150	—	—

Utilities	22,525,631	—	—

Total common stocks	3,043,656,482	25,559,352	—

Convertible preferred stocks	6,125,581	4,650,436	—

Warrants	521,686	—	—

Short-term investments	37,166,064	188,957,150	—

Totals by level	$3,087,469,813	$219,166,938	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$519,848	$—	$—

Written options	—	(2,473)	—

Totals by level	$519,848	$(2,473)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/12

ASSETS

Investment in securities, at value, including $183,007,084 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,762,368,108)	$3,087,014,107
Affiliated issuers (identified cost $219,622,644) (Notes 1 and 6)	219,622,644

Dividends, interest and other receivables	3,627,057

Receivable for shares of the fund sold	522,727

Receivable for investments sold	40,163,173

Receivable for variation margin (Note 1)	512,323

Total assets	3,351,462,031

LIABILITIES

Payable for investments purchased	16,527,405

Payable for shares of the fund repurchased	2,287,243

Payable for compensation of Manager (Note 2)	1,214,853

Payable for investor servicing fees (Note 2)	1,558,278

Payable for custodian fees (Note 2)	16,437

Payable for Trustee compensation and expenses (Note 2)	1,824,797

Payable for administrative services (Note 2)	6,148

Payable for distribution fees (Note 2)	1,974,822

Written options outstanding, at value (premiums received $82,027) (Notes 1 and 3)	2,473

Collateral on securities loaned, at value (Note 1)	182,456,580

Other accrued expenses	631,288

Total liabilities	208,500,324

Net assets	$3,142,961,707

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$3,649,947,707

Undistributed net investment income (Note 1)	12,167,078

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(844,398,623)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	325,245,545

Total — Representing net assets applicable to capital shares outstanding	$3,142,961,707

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,822,269,826 divided by 54,120,821 shares)	$52.15

Offering price per class A share (100/94.25 of $52.15)*	$55.33

Net asset value and offering price per class B share ($103,690,664 divided by 2,325,050 shares)**	$44.60

Net asset value and offering price per class C share ($47,333,145 divided by 1,000,040 shares)**	$47.33

Net asset value and redemption price per class M share ($46,931,927 divided by 989,635 shares)	$47.42

Offering price per class M share (100/96.50 of $47.42)*	$49.14

Net asset value, offering price and redemption price per class R share
($7,456,799 divided by 146,127 shares)	$51.03

Net asset value, offering price and redemption price per class Y share
($115,279,346 divided by 2,107,614 shares)	$54.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $640,451)	$42,586,912

Interest (including interest income of $45,515 from investments in affiliated issuers) (Note 6)	83,545

Securities lending (Note 1)	762,903

Total investment income	43,433,360

EXPENSES

Compensation of Manager (Note 2)	16,799,883

Investor servicing fees (Note 2)	10,779,459

Custodian fees (Note 2)	41,623

Trustee compensation and expenses (Note 2)	275,724

Administrative services (Note 2)	102,125

Distribution fees — Class A (Note 2)	7,306,906

Distribution fees — Class B (Note 2)	1,204,198

Distribution fees — Class C (Note 2)	490,671

Distribution fees — Class M (Note 2)	379,787

Distribution fees — Class R (Note 2)	34,667

Other	1,229,122

Total expenses	38,644,165

Expense reduction (Note 2)	(400,445)

Net expenses	38,243,720

Net investment income	5,189,640

Net realized gain on investments (Notes 1 and 3)	181,040,256

Net realized loss on swap contracts (Note 1)	(164,221)

Net realized gain on futures contracts (Note 1)	6,953,659

Net realized gain on foreign currency transactions (Note 1)	2,478,500

Net realized gain on written options (Notes 1 and 3)	2,133,530

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	641,505

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the year	(320,606,365)

Net loss on investments	(127,523,136)

Net decrease in net assets resulting from operations	$(122,333,496)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/12	Year ended 6/30/11

Operations:
Net investment income (loss)	$5,189,640	$(5,695,226)

Net realized gain on investments
and foreign currency transactions	192,441,724	301,948,572

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(319,964,860)	664,969,405

Net increase (decrease) in net assets resulting
from operations	(122,333,496)	961,222,751

Increase in capital from settlement payments (Note 8)	6,959,257	1,049,949

Redemption fees (Note 1)	—	279

Increase (decrease) from capital share transactions
(Notes 4 and 10)	(421,181,534)	591,568,850

Total increase (decrease) in net assets	(536,555,773)	1,553,841,829

NET ASSETS

Beginning of year	3,679,517,480	2,125,675,651

End of year (including undistributed net investment income
of $12,167,078 and $302,416, respectively)	$3,142,961,707	$3,679,517,480

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
June 30, 2012	$53.66	.10	(1.71)	(1.61)	—	—	—	.10 [m,n,o,p]	$52.15	(2.81)	$2,822,270	1.15	.20	57
June 30, 2011	39.22	(.06)	14.49	14.43	—	—	— [e]	.01 [j,k,l]	53.66	36.82	3,283,602	1.22	(.13)	69
June 30, 2010	35.33	(.03)	3.97	3.94	(.05)	(.05)	— [e]	—	39.22	11.15	1,835,862	1.29 [d]	(.06) [d]	71
June 30, 2009	48.18	.07	(12.92) [h]	(12.85)	—	—	— [e]	— [e,i]	35.33	(26.67) [h]	1,882,896	1.30 [d]	.19 [d]	72
June 30, 2008	53.15	(.13)	(4.84) [g]	(4.97)	—	—	— [e]	—	48.18	(9.35)	2,585,412	1.21 [d]	(.25) [d]	126

Class B
June 30, 2012	$46.24	(.24)	(1.49)	(1.73)	—	—	—	.09 [m,n,o,p]	$44.60	(3.55)	$103,691	1.90	(.56)	57
June 30, 2011	34.05	(.38)	12.56	12.18	—	—	— [e]	.01 [j,k,l]	46.24	35.80	152,335	1.97	(.88)	69
June 30, 2010	30.87	(.29)	3.47	3.18	—	—	— [e]	—	34.05	10.30	110,983	2.04 [d]	(.80) [d]	71
June 30, 2009	42.40	(.19)	(11.34) [h]	(11.53)	—	—	— [e]	— [e,i]	30.87	(27.19) [h]	152,758	2.05 [d]	(.57) [d]	72
June 30, 2008	47.13	(.45)	(4.28) [g]	(4.73)	—	—	— [e]	—	42.40	(10.04)	278,414	1.96 [d]	(1.01) [d]	126

Class C
June 30, 2012	$49.07	(.26)	(1.57)	(1.83)	—	—	—	.09 [m,n,o,p]	$47.33	(3.55)	$47,333	1.90	(.55)	57
June 30, 2011	36.13	(.39)	13.32	12.93	—	—	— [e]	.01 [j,k,l]	49.07	35.81	55,393	1.97	(.88)	69
June 30, 2010	32.76	(.31)	3.68	3.37	—	—	— [e]	—	36.13	10.29	28,220	2.04 [d]	(.81) [d]	71
June 30, 2009	44.99	(.14)	(12.09) [h]	(12.23)	—	—	— [e]	— [e,i]	32.76	(27.18) [h]	29,060	2.05 [d]	(.55) [d]	72
June 30, 2008	50.01	(.48)	(4.54) [g]	(5.02)	—	—	— [e]	—	44.99	(10.04)	27,355	1.96 [d]	(1.00) [d]	126

Class M
June 30, 2012	$49.05	(.14)	(1.58)	(1.72)	—	—	—	.09 [m,n,o,p]	$47.42	(3.32)	$46,932	1.65	(.30)	57
June 30, 2011	36.02	(.28)	13.30	13.02	—	—	— [e]	.01 [j,k,l]	49.05	36.17	58,016	1.72	(.63)	69
June 30, 2010	32.58	(.21)	3.65	3.44	—	—	— [e]	—	36.02	10.56	37,163	1.79 [d]	(.56) [d]	71
June 30, 2009	44.65	(.09)	(11.98) [h]	(12.07)	—	—	— [e]	— [e,i]	32.58	(27.03) [h]	38,379	1.80 [d]	(.31) [d]	72
June 30, 2008	49.50	(.36)	(4.49) [g]	(4.85)	—	—	— [e]	—	44.65	(9.80)	50,256	1.71 [d]	(.76) [d]	126

Class R
June 30, 2012	$52.64	(.02)	(1.69)	(1.71)	—	—	—	.10 [m,n,o,p]	$51.03	(3.06)	$7,457	1.40	(.05)	57
June 30, 2011	38.57	(.17)	14.23	14.06	—	—	— [e]	.01 [j,k,l]	52.64	36.48	6,553	1.47	(.38)	69
June 30, 2010	34.79	(.14)	3.92	3.78	—	—	— [e]	—	38.57	10.87	3,039	1.54 [d]	(.33) [d]	71
June 30, 2009	47.56	(.02)	(12.75) [h]	(12.77)	—	—	— [e]	— [e,i]	34.79	(26.85) [h]	2,026	1.55 [d]	(.06) [d]	72
June 30, 2008	52.60	(.23)	(4.81) [g]	(5.04)	—	—	— [e]	—	47.56	(9.58)	3,215	1.46 [d]	(.47) [d]	126

Class Y
June 30, 2012	$56.14	.24	(1.79)	(1.55)	—	—	—	.11 [m,n,o,p]	$54.70	(2.56)	$115,279.90		.45	57
June 30, 2011	40.93	.04	15.16	15.20	—	—	— [e]	.01 [j,k,l]	56.14	37.16	123,618.97		.14	69
June 30, 2010	36.86	.09	4.12	4.21	(.14)	(.14)	— [e]	—	40.93	11.41	110,409	1.04 [d]	.21 [d]	71
June 30, 2009	50.13	.16	(13.43) [h]	(13.27)	—	—	— [e]	— [e,i]	36.86	(26.47) [h]	249,218	1.05 [d]	.44 [d]	72
June 30, 2008	55.17	— [e]	(5.04) [g]	(5.04)	—	—	— [e]	—	50.13	(9.13)	351,511	.96 [d]	— [d,f]	126

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	<0.01%

June 30, 2009	0.01

June 30, 2008	<0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Knight Securities, L.P. which amounted to $0.06 per share.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.30

Class B	0.26

Class C	0.28

Class M	0.28

Class R	0.29

Class Y	0.31

This payment resulted in an increase to total returns of 0.62% for the year ended June 30, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to $0.01 per share outstanding on May 16, 2011.

l Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

Financial highlights (Continued)

m Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to the following amounts per share outstanding on July 21, 2011 (Note 8):

Per share

Class A	$0.09

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.09

n Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. which amounted to less than $0.01 per share outstanding on August 22, 2011.

o Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

p Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on February 24, 2012.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.
36	37

Notes to financial statements 6/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through June 30, 2012.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U. S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 600,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 140 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $26,300,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,200,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,473 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $183,007,084 and the fund received cash collateral of $182,456,580.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2012, the fund had a capital loss carryover of $844,106,221 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$221,348,223	$—	$221,348,223	June 30, 2016

231,246,246	—	231,246,246	June 30, 2017

391,511,752	—	391,511,752	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, realized gains and losses on passive foreign investment companies, straddle loss deferrals, income on swap contracts, restitution payments, partnership income and capital loss carryover limitation write-on. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,675,022 to increase undistributed net investment income, $21,568,731 to increase paid-in-capital and $28,243,753 to increase to accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$519,074,189
Unrealized depreciation	(194,015,730)

Net unrealized appreciation	325,058,459
Undistributed ordinary income	12,151,916
Capital loss carryforward	(844,106,221)
Cost for federal income tax purposes	$2,981,578,292

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, beginning with February 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from February 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.566% of the fund’s average net assets before a decrease of $1,647,884 (0.051% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $7,575 under the expense offset arrangements and by $392,870 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,702, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $157,987 and $2,743 from the sale of class A and class M shares, respectively, and received $123,540 and $1,163 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $124 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,856,232,180 and $2,300,295,623, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	913,624	$429,403

Options opened	2,940,379	1,969,317
Options exercised	(32,025)	(515,603)
Options expired	(763,197)	(1,270,216)
Options closed	(2,880,461)	(530,874)

Written options outstanding at the
end of the reporting period	178,320	$82,027

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/12		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,761,383	$89,661,886	2,365,480	$117,385,826

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	21,970,683	981,498,528

	1,761,383	89,661,886	24,336,163	1,098,884,354

Shares repurchased	(8,832,315)	(449,944,252)	(9,957,238)	(493,000,787)

Net increase (decrease)	(7,070,932)	$(360,282,366)	14,378,925	$605,883,567

	Year ended 6/30/12		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	187,512	$8,194,427	227,402	$9,671,410

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	1,494,855	57,871,961

	187,512	8,194,427	1,722,257	67,543,371

Shares repurchased	(1,157,012)	(50,758,655)	(1,687,508)	(71,847,388)

Net increase (decrease)	(969,500)	$(42,564,228)	34,749	$(4,304,017)

	Year ended 6/30/12		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	54,156	$2,533,339	64,565	$2,921,624

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	488,294	20,063,359

	54,156	2,533,339	552,859	22,984,983

Shares repurchased	(182,922)	(8,453,966)	(205,016)	(9,265,892)

Net increase (decrease)	(128,766)	$(5,920,627)	347,843	$13,719,091

	Year ended 6/30/12		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	77,002	$3,427,673	64,474	$2,854,426

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	397,127	16,277,012

	77,002	3,427,673	461,601	19,131,438

Shares repurchased	(270,288)	(12,418,752)	(310,296)	(14,208,414)

Net increase (decrease)	(193,286)	$(8,991,079)	151,305	$4,923,024

	Year ended 6/30/12		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	60,422	$2,921,673	22,655	$1,107,144

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	54,165	2,378,405

	60,422	2,921,673	76,820	3,485,549

Shares repurchased	(38,767)	(1,969,086)	(31,150)	(1,521,273)

Net increase	21,655	$952,587	45,670	$1,964,276

	Year ended 6/30/12		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	311,735	$17,025,477	308,142	$16,005,411

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	—	—	861,908	40,207,331

	311,735	17,025,477	1,170,050	56,212,742

Shares repurchased	(405,965)	(21,401,298)	(1,665,850)	(86,829,833)

Net decrease	(94,230)	$(4,375,821)	(495,800)	$(30,617,091)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	1,041,534*	Payables	2,473

Total		$1,041,534		$2,473

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$2,531,190	$—	$2,531,190

Equity contracts	542,294	6,953,659	—	(164,221)	$7,331,732

Total	$542,294	$6,953,659	$2,531,190	$(164,221)	$9,862,922

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$642,410	$—	$642,410

Equity contracts	1,090,274	(641,169)	519,848	—	(339,994)	$628,959

Total	$1,090,274	$(641,169)	$519,848	$642,410	$(339,994)	$1,271,369

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $45,515 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $680,873,608 and $654,491,470, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $5,864,257 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $157,666 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods.

Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Note 10: Acquisition of Putnam Vista Fund

On September 27, 2010, the fund issued 21,970,683, 1,494,855, 488,294, 397,127, 54,165 and 861,908 class A, class B, class C, class M, class R and class Y shares, respectively, for 96,718,304, 6,785,681, 2,156,292, 1,769,923, 238,471 and 3,764,946 class A, class B, class C, class M, class R and class Y shares of Putnam Vista Fund to acquire that fund’s net assets in a tax-free exchange. Putnam Management recommended, and the Board of Trustees approved, the merger transaction because it believed that it was in the best interests of shareholders of Putnam Vista Fund to be invested in a fund with more flexibility to invest in attractive companies regardless of capitalization size. Putnam Management believed that this flexibility would increase the likelihood of delivering strong investment performance over the long-term. In addition, after the merger, Putnam Vista Fund shareholders would be invested in a larger fund with a lower expense ratio. The investment portfolio of Putnam Vista Fund, with a fair value of $931,784,799 and an identified cost of $870,278,890 at September 24, 2010, was the principal asset acquired by the fund. The net assets of the fund and Putnam Vista Fund on September 24, 2010, were $2,348,440,346 and $1,118,296,596, respectively. On September 24, 2010, Putnam Vista Fund had accumulated net investment loss of $1,279,092, accumulated net realized loss of $1,846,121,583 and unrealized appreciation of $65,891,595. The aggregate net assets of the fund immediately following the acquisition were $3,466,736,942.

Assuming the acquisition had been completed on July 1, 2010, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment loss	$(6,981,864)
Net gain on investments	$1,132,847,222
Net increase in net assets resulting from operations	$1,125,865,358

Information presented in the Statement of changes in net assets reflect only the operations of Putnam Multi-Cap Growth Fund.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston

Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	John A. Hill	Vice President and Treasurer
Management, LLC	Paul L. Joskow
One Post Office Square	Elizabeth T. Kennan	Janet C. Smith
Boston, MA 02109	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Manager	George Putnam, III	and Assistant Treasurer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Susan G. Malloy
London, England SW1A 1LD		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer,	Vice President and
State Street Bank	and Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Judith Cohen
Legal Counsel	Vice President and	Vice President, Clerk,
Ropes & Gray LLP	Principal Financial Officer	and Associate Treasurer

Independent Registered	Robert T. Burns	Nancy E. Florek
Public Accounting Firm	Vice President and	Vice President, Proxy Manager,
PricewaterhouseCoopers LLP	Chief Legal Officer	Assistant Clerk, and
Associate Treasurer
Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN013
275734 8/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2012	$137,804	$--	$5,550	$6,304
June 30, 2011	$169,039	$8,150*	$3,143	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended June 30, 2012 and June 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $204,867 and $ 239,514 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2012	$ —	$76,005	$ —	$ —

June 30, 2011	$ —	$191,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012